UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 22, 2003

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (763) 540-1200

 Item 7.       Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibit is furnished herewith:

99            News Release dated October 22, 2003.

Item 12.      Results of Operations and Financial Condition.

On October 22, 2003, Tennant Company (the “Company”) issued the news release that is attached hereto as Exhibit 99 and incorporated herein by reference.

This news release includes presentations of non-GAAP measures that include or exclude unusual or non-recurring items.  For each non-GAAP measure, the news release also provides the most directly comparable GAAP measure and a reconciliation of the non-GAAP measure to the GAAP measure.  Management believes that the non-GAAP measures provide useful information to investors regarding the Company’s results of operations and financial condition because they permit a more meaningful comparison and understanding of the Company’s operating performance for the current, past or future periods.  Management uses these non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TENNANT COMPANY

Date: October 22, 2003	/s/	Eric A. Blanchard
Eric A. Blanchard
Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing
99	News Release dated October 22, 2003	Filed Electronically